READY ASSETS U.S. TREASURY MONEY FUND

(the “Fund”)

Supplement dated August 3, 2017 to the Prospectus and Statement of Additional Information

of the Fund dated August 26, 2016

Effective immediately, the third paragraph of the section of the Prospectus of the Fund entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

The Fund entered into a management agreement with BlackRock (the “Management Agreement”) pursuant to which BlackRock receives for its services to the Fund a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund. BlackRock is responsible for the day-to-day management of the Fund’s portfolio.

Effective immediately, the first paragraph of the section of the Statement of Additional Information of the Fund entitled “IV. Management, Advisory and Other Service Arrangements” is deleted in its entirety and replaced with the following:

The Fund entered into an investment management agreement with the Manager (the “Management Agreement”) pursuant to which the Manager receives for its services to the Fund a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund.

Effective immediately, footnote one to the table following the second paragraph of the section of the Statement of Additional Information of the Fund entitled “IV. Management, Advisory and Other Service Arrangements” is deleted in its entirety and replaced with the following:

The Manager and BlackRock Investments, LLC (“BRIL”), the Fund’s distributor, voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Fund to maintain a minimum level of daily net investment income. The Manager and BRIL may discontinue this waiver and/or reimbursement at any time without notice.

Shareholders should retain this Supplement for future reference.

PRSAI-RAUTM-0817SUP